Sandler O’Neill & Partners East Coast Financial Services Conference November 11, 2010 Exhibit 99.1

Forward Looking Statements

Certain statements contained herein are "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as "may," "will," "believe," "expect,"
"estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which Provident Financial Services, Inc. (the “Company”)
operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.
The Company cautions readers not to place undue reliance on any such forward-looking statements which speak only as of the date made. The Company also advises readers that the factors listed above could affect the Company's financial performance and could cause the
Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

3 Christopher Martin Christopher Martin Chairman, President & Chief Executive Officer

NYSE Symbol - PFS
$6.8 billion in assets
Headquartered in Jersey City, NJ
Holding company for The Provident Bank
Oldest NJ bank chartered in 1839
Converted from mutual form in 2003
81 branch locations throughout northern and central NJ
3 Loan Production Offices in NJ
Moving / Consolidating administrative operations to Metro Park (Iselin)
in March 2011 from 3 locations to 1
No TARP, No TRUPS, No dilution with a secondary offering
CORPORATE PROFILE

Senior management team has, on average, over 25 years of
banking experience with large commercial banks & thrifts in
our primary markets
Extremely knowledgeable and results-oriented
Culture of accountability, efficiency and integrity
Majority of officers have been with publicly-traded
organizations
360° leadership development program to assure management
succession
Executive Leadership Team

PROVIDENT FINANCIAL SERVICES, INC.

81 Branches in 11 New Jersey Counties
Columbia
Luzerne
Monroe
Pike
Sussex
Passaic
Rockland
Fairfield
Westchester
Bergen
Morris
Warren
Essex
Bronx
Nassau
Northampton
Queens
Union
Kings
Somerset
Richmond
Hunterdon
Bucks
Lebanon
Monmouth
Mercer
Montgomery
Lancaster
Chester
Philadelphia
Delaware
Burlington
Ocean
Camden
York
Gloucester
Cecil
Salem
New Castle
Harford
Atlantic
Cumberland
0
37.5mi
Copyright (C) 2010 SNL Financial LC. All rights reserved

Current Retail Franchise 6

Market Demographics (as of 6/30/10)
Source:  FDIC-Summary of Deposit & SNL
County
Market
Rank
Number
of
Branches
Company
Deposits
in Market
($000)
Deposit
Market
Share
(%)
Total
Population
2010
(Actual)
Median
HH
Income
2010
($)
Middlesex 5 24 1,596,006 7.46 794,605 78,561
Hudson 4 15 915,698 3.81 607,650 52,525
Morris 10 10 712,897 3.80 496,157 104,165
Essex 13 7 479,095 2.28 783,531 55,914
Monmouth 9 10 459,179 2.63 649,429 82,974
Bergen 26 3 223,296 0.58 910,386 84,344
Somerset 9 4 178,191 2.11 333,075 101,044
Ocean 13 4 163,070 1.27 578,728 60,936
Union 20 3 139,796 0.80 531,112 73,602
Mercer 20 1 53,031 0.47 371,697 75,009
Passaic 25 1 7,990 0.08 500,140 62,332
NJ Totals 82 4,928,249 6,556,510

Challenge:  Increase revenue in difficult environment
Community Bank with commercial emphasis
SBA Initiative
Reduce marginally accretive asset classes
Expand non-interest income with concentration on Wealth
Management
Aggressively manage credit quality
Branch rationalization
Healthcare Lending Group established in 2010
Acquisitions where accretive & improve franchise value
Seeking Out Strategic Growth & Opportunities

Market Capitalization: $740.6 million
59,922,431 Shares Outstanding
5,879 Registered Stockholders
15.90% Insider Ownership (includes 7.76% held by ESOP)
61.34% Institutional Ownership
3.56% Current Dividend Yield
130.8% Price/TBV
80.4% Price/BV
14.0x P/E
(as of 10/26/10)
12.1x Price/2011 Est. Earnings
(as of 10/26/10)
Market Data as 9/30/10

PROVIDENT FINANCIAL SERVICES, INC.

Foreclosed assets 0.1%
Premises & equipment 1.2%
Intangible assets 7.9%
Other assets 3.0%
Total cash & cash equivalents 1.0%
Total investments 18.5%
Net loans 68.4%

Foreclosed assets 0.1%
Premises & equipment 1.1%
Intangible assets 5.2%
Other assets 3.3%
Total cash & cash equivalents 1.6%
Total investments 25.7%
Net loans 63.0%

Asset Composition 9/30/10 9/30/10 12/31/08 12/31/08 10

PROVIDENT FINANCIAL SERVICES, INC.

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
(in millions)

	Dec-06	Dec-07	Dec-08	Dec-09	Sep-10
C&I	178	207	254	288	145
CRE	424	307	303	213	161
Consumer	237	192	206	185	117
Residential	154	270	409	256	171

Loan Originations 11

PROVIDENT FINANCIAL SERVICES, INC.

33%
34%
17%
11%
3%
2%

- Commercial RE: $1,480,083
- Residential (1st Lien): $1,413,877
- Commercial: $741,367
- HE/HELOC: $487,623
- Construction: $133,988
- Other Consumer: $80,910

Loan Portfolio
Net total of $6.8MM representing premiums, discounts & deferred fees, has not been included in the outstanding loan totals
Total Loans = $4,337 MM
Total Loans = $4,337 MM

(as of 9/30/10)
(in thousands)

PROVIDENT FINANCIAL SERVICES, INC.

1%
0.9%
3%
3%
6%
22%
8%
16%
21%
19%

- Retail: $332,684
- Multi-Family: $305,861
- Office: $276,773
- Industry: $243,137
- Mixed Use: $111,582
- Hotel: $82,411
- Land: $51,054
- Specialty Use: $44,414
- Other: $18,865
- Residential: $13,302

CRE Portfolio by Industry Total CRE Loans = $1,480 MM Total CRE Loans = $1,480 MM 13 (as of 9/30/10) (in thousands)

PROVIDENT FINANCIAL SERVICES, INC.

1%
3%
3%
4%
8%
23%
58%
Multi-family for Rent: $77,931
Residential for Sale: $30,596
Office: $10,410
Specialty Use: $5,609
Industrial: $4,778
Residential Owner Occupied: $3,439
Retail: $1,225

Construction Loan Portfolio
Total Construction Loans = $134 MM
Total Construction Loans = $134 MM
Construction loan balance does not reflect unfunded commitments of $75MM.  No loans are located outside of
NJ/NY/PA

(as of 9/30/10)
(in thousands)

Portfolio Performance
(in thousands)
CRE/CONST C & I CONSUMER
1-4
FAMILY TOTAL
LOAN PORTFOLIO BALANCE 1,614,071 $         741,367 $      568,533 $         1,413,877 $ 4,337,848 $
NON-PERFORMING LOANS 29,575 $               28,515 $        7,123 $             38,297 $       103,510 $
% OF PORTFOLIO 1.83% 3.85% 1.25% 2.71% 2.39%
% OF TOTAL LOANS 0.68% 0.66% 0.16% 0.88% 2.39%
NET CHARGE-OFFS 7,134 $                  6,824 $          3,131 $             1,491 $         18,580 $
ANNUALIZED NET CHARGE-
  OFFS AS % OF AVG. O/S 0.61% 1.24% 0.73% 0.14% 0.57%

(as of 9/30/10)
Net total of $6.8MM representing premiums, discounts & deferred fees, has not been included in the outstanding loan totals

Asset Quality
PFS PEER*
Non-performing Loans/Loans (%) 2.39 2.41
Loan Loss Reserves/ Loans (%) 1.58 1.67
Loan Loss Reserves/ Non-performing Loans (%) 66.4 89.0
Net Charge-offs / Avg Loans (%) 0.57 1.22
Non-Performing Assets / Assets (%) 1.61 1.87
Source:  SNL

(as of 9/30/10)
*Peer Group :  BNCL, CBU, FNB, FCF, FFIC, INDB, ISBC, NPBC, NBTB, NAL, NWBI, STBA, SASR, SUSQ, UBSI, VLY, WSBC, WSFS

PROVIDENT FINANCIAL SERVICES, INC.

3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
1.84
2.25
2.58
2.64
2.71
2.70
3.04
1.56
1.59
1.97
2.07
2.04
2.26
2.51
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
OTHER ASSETS OWNED
CONSUMER
COMMERCIAL LOANS
CONSTRUCTION LOANS
COMMERCIAL REAL ESTATE
1-4 FAMILY FIRST MORTGAGES
Peer

NPAs & 90+ day Delinquencies / Loans & REO (%) 17 *Peer Group : BNCL, CBU, FNB, FCF, FFIC, INDB, ISBC, NPBC, NBTB, NAL, NWBI, STBA, SASR, SUSQ, UBSI, VLY, WSBC, WSFS Source: SNL

PROVIDENT FINANCIAL SERVICES, INC.

7%
28%
41%
6%
1%
17%

	Amortized Cost
US Agencies:	$108,072
Agency MBS:	$474,901
Agency CMO:	$680,613
Private Label CMO:	$104,309
Corporate Notes:	$18,608
Municipal:	$287,380

Aaa Aa1 Baa2 Baa3 B1 B3 Caa1
55% 9% 4% 6% 3% 4% 19%
Aa1 Aa2 Aa3 A1 A2 A3 Baa1 B1
5% 22% 3% 19% 41% 4% 3% 3%
Aaa Aa1 Aa2 Aa3 A1 A2 Baa1 NR
5% 9% 47% 23% 10% 2% 2% 2%
Municipal
Corporate Notes
Private Label CMO

Note: 80% are Available for Sale.
(as of 9/30/10)
Investment Securities
(in thousands)

PROVIDENT FINANCIAL SERVICES, INC.

Muni
4%
Savings
20%
CDs
35%
MMA
18%
NIB
9%
NOW
13%

Muni
10%
Savings
18%
CDs
26%
MMA
20%
NIB
11%
NOW
15%

Deposit Composition At 9/30/10 At 9/30/10 At 12/31/08 At 12/31/08 Total Cost of Deposits: 1.91% Total Cost of Deposits: 1.91% Total Cost of Deposits: 1.15% Total Cost of Deposits: 1.15% 19

PROVIDENT FINANCIAL SERVICES, INC.

(in thousands)
$4,780,288
$4,922,975
$4,869,438
$4,861,488
$4,880,501

	9/30/09	12/31/09	3/31/10	6/30/10	9/30/10
Checking	625,318	644,283	660,728	689,166	685,113
Savings	878,129	870,043	872,016	889,735	894,724
MMDA	782,856	879,080	899,054	948,658	986,234
Muni	406,658	514,207	499,400	456,286	452,300
NIB	474,436	491,112	505,179	513,612	525,645
Time	1,612,891	1,524,250	1,433,061	1,364,031	1,336,485

Average Deposits 20

PROVIDENT FINANCIAL SERVICES, INC.

($ in thousands)	2010	2011	2012	2013	Thereafter
Time Deposit Maturities	$273,106	$619,440	$184,094	$87,903	$165,240

Time Deposit Maturities 1.00%* 1.17%* 2.13%* 3.58%* 2.96%* *Weighted Average Cost 21 (as of 9/30/10)

PROVIDENT FINANCIAL SERVICES, INC.

$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
(in thousands)

	2010	2011	2012	2013	Thereafter
FHLB	$94,403	$212,355	$9,100	$17,643	$222,322
Others	$-	$67,000	$45,000	$45,000	$80,000

Borrowings 4.26%* 3.81%* 3.76%* 2.99%* 3.00%* *Weighted Average Cost 22 (as of 9/30/10)

Thomas M. Lyons Thomas M. Lyons Senior Vice President & Chief Financial Officer 23

Financial Highlights

(Dollars in thousands)
BALANCE SHEET: 9/30/10 12/31/09
Total assets $6,782,295 $6,836,172
Total loans 4,344,657 4,384,194
Total deposits 4,904,556 4,899,177
Total investments 1,744,815 1,702,513
Total borrowed funds 903,610 999,233
Total stockholders' equity 921,048 884,555

Financial Highlights
(Dollars in thousands except
Earnings per Share)
INCOME STATEMENT: 9/30/10 9/30/09*
Operating Income * $37,590 $23,904
Operating Diluted Earnings per Share $0.66 $0.43
Operating ROAE 5.55% 3.46%
Operating ROAA 0.74% 0.48%
Net Interest Margin 3.45% 3.02%
Operating Efficiency Ratio 57.18% 68.50%
Nine Months Ended
*Excludes impact of goodwill impairment charge in 2009

PROVIDENT FINANCIAL SERVICES, INC.

0.51
0.54
0.39
0.12
0.52
0.26
0.39
(0.18)
0.66
0.56
0.77
0.70
0.80
0.68
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
PFS
Peer

Return on Average Assets Source: SNL 26 *Peer Group : BNCL, CBU, FNB, FCF, FFIC, INDB, ISBC, NPBC, NBTB, NAL, NWBI, STBA, SASR, SUSQ, UBSI, VLY, WSBC, WSFS

PROVIDENT FINANCIAL SERVICES, INC.

3.33
3.37
3.47
3.53
3.58
3.65
3.67
3.07
2.93
2.99
3.14
3.31
3.44
3.47
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
PFS
Peer

Net Interest Rate Margin 27 Source: SNL *Peer Group : BNCL, CBU, FNB, FCF, FFIC, INDB, ISBC, NPBC, NBTB, NAL, NWBI, STBA, SASR, SUSQ, UBSI, VLY, WSBC, WSFS

PROVIDENT FINANCIAL SERVICES, INC.

1.82
1.79
1.71
1.62
1.57
1.45
1.34
1.30
1.13
1.10
1.04
1.00
1.00
0.94
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
PFS
Peer

Interest Cost: Total Deposits Source: SNL 28 *Peer Group : BNCL, CBU, FNB, FCF, FFIC, INDB, ISBC, NPBC, NBTB, NAL, NWBI, STBA, SASR, SUSQ, UBSI, VLY, WSBC, WSFS

PROVIDENT FINANCIAL SERVICES, INC.

2.39
2.27
2.07
1.83
1.64
1.51
1.42
2.08
1.92
1.78
1.64
1.47
1.39
1.33
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
PFS
Peer

Cost of Funds
Source:  SNL

*Peer Group :  BNCL, CBU, FNB, FCF, FFIC, INDB, ISBC, NPBC, NBTB, NAL, NWBI, STBA, SASR, SUSQ, UBSI, VLY, WSBC, WSFS
[Total Interest Expense / (Average Interest
Bearing Liabilities + Average Noninterest
Bearing Deposits)].

PROVIDENT FINANCIAL SERVICES, INC.

(In Thousands)
$43,931
$43,165
$45,310
$48,611
$50,768
$52,141
$53,035
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10

Pre-Provision Net Interest Income 30

PROVIDENT FINANCIAL SERVICES, INC.

1.53
1.54
1.54
1.66
1.56
1.47
1.55
1.50
1.52
1.48
1.54
1.58
1.54
1.56
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
PFS
Peer

(Total noninterest expense - (foreclosed property
expense + amortization of intangibles expense +
total noninterest income)) as a percentage of average
assets. (Annualized)
Net Operating Exp / Avg Assets (%)
Source:  SNL

*Peer Group :  BNCL, CBU, FNB, FCF, FFIC, INDB, ISBC, NPBC, NBTB, NAL, NWBI, STBA, SASR, SUSQ, UBSI, VLY, WSBC, WSFS

PROVIDENT FINANCIAL SERVICES, INC.

0.12
0.10
0.08
0.06
0.04
0.02
0.00
2003Q2
2003Q3
2003Q4
2004Q1
2004Q2
2004Q3
2004Q4
2005Q1
2005Q2
2005Q3
2005Q4
2006Q1
2006Q2
2006Q3
2006Q4
2007Q1
2007Q2
2007Q3
2007Q4
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3

Quarterly Cash Dividend since IPO Current Dividend Yield = 3.56% 32

Capital
The Company continues to exceed all current regulatory
The Company continues to exceed all current regulatory
requirements and is “well capitalized.”
requirements and is “well capitalized.”

(as of 9/30/10)
Amount Ratio Amount Ratio
Regulatory Tier 1 leverage capital
256,613 $ 4.00% 545,017 $ 8.50%
Tier 1 risk-based capital 168,832 $ 4.00% 545,017 $ 12.91%
Total risk-based capital
337,664 $ 8.00% 597,975 $ 14.17%
REQUIRED ACTUAL
(Dollars in thousands)

Looking Forward
Clear Strategy and Effective Execution
Expand relationships while regional and national banks remain dislocated
Cultivate and reward existing relationships to defend from competition
Implement process improvements to achieve efficiency target and achieve Line of
Business profitability targets
Continue to enhance branch franchise
Adapt to new regulations from Dodd-Frank and SEC
Improve net interest income while managing risk
Maintain appropriate capital levels while assessing opportunities
Provide tax-efficient return to stockholders